UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2018

ConvergeOne Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38053	81-4619427
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3344 Highway 149 Eagan, MN	55121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 321-6227

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 3.01.	Notice of Delisting or Failure To Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 22, 2018, C1 Investment Corp., a private company incorporated in Delaware, and Forum Merger Corporation (“Forum”), a publicly-traded “blank check company”, consummated the transactions contemplated by the Agreement and Plan of Merger (the “Transactions”), following the approval at the special meeting of the stockholders of Forum held on February 20, 2018 (the “Special Meeting”). In connection with the closing of the Transactions, the registrant changed its name from Forum Merger Corporation to ConvergeOne Holdings, Inc. (“ConvergeOne”), and, as of the open of trading on February 23, 2018, the common stock and warrants of ConvergeOne began trading on the Nasdaq Capital Market (“Nasdaq”) as “CVON” and “CVONW”, respectively.

Following the closing of the Transactions, ConvergeOne was required to submit to the Nasdaq Listing Qualifications Department data regarding round lot holders of its common stock and warrants. Based on ConvergeOne’s review of such data, it has preliminarily concluded that its warrants do not meet the minimum 400 round lot holder requirements for listing as set forth in Nasdaq Listing Rule 5515(a)(4). Although Nasdaq is still reviewing the data, based on discussions with Nasdaq on March 22, 2018, ConvergeOne currently expects Nasdaq will issue a delisting notice with respect to its warrants. If ConvergeOne receives a delisting notice from Nasdaq, it currently does not intend to appeal such delisting determination.

On March 23, 2018, ConvergeOne issued a press release announcing the potential delisting of its warrants, which is attached hereto as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Document

99.1	Press Release, dated March 23, 2018, titled “ConvergeOne Holdings, Inc. Announces Important Information with Respect to Previously Announced Cash Tender Offer for its Warrants and Possible Delisting of its Warrants from the Nasdaq Capital Market”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ConvergeOne Holdings, Inc.
Dated: March 23, 2018

	By:	/s/ John A. McKenna, Jr.
John A. McKenna, Jr.
President and Chief Executive Officer

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